SHORT TERM INVESTMENT	12 Months Ended
Jun. 30, 2026
Investments, All Other Investments [Abstract]
SHORT TERM INVESTMENT

Note 3 — SHORT TERM INVESTMENT

As of June 30, 2026 and 2025, the balance of short-term investment amounted to $5,102,400 and $1,345,154, respectively. These investments primarily consisted of the marketable securities purchased on the open market through securities companies.

For the year ended June 30, 2026, the Company recognized investment income of $2,097,593 from the sale of marketable securities and recorded a net unrealized loss of $164,555 in the consolidated statement of income and comprehensive income.

For the year ended June 30, 2025, the Company recognized investment income of $36,965 from the sale of marketable securities and recorded a net unrealized gain of $14,742 in the consolidated statement of income and comprehensive income.